UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2006

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 654-0889

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 8, 2006, Allscripts Healthcare Solutions, Inc. (“Allscripts”) filed a Current Report on Form 8-K, dated March 2, 2006 (the “Report”). Allscripts hereby amends Item 9.01, Exhibit 99.3 “unaudited pro forma condensed combined financial statements” in the Report to adjust the pro forma financial statements to reflect a revised working capital cash payment and disbursements for agreed upon acquisition related costs incurred by A4 Health Systems, Inc. (“A4”).

At December 31, 2005, Allscripts had cash, cash equivalents and marketable securities of $146.1 million. A4 had unaudited cash and marketable securities totaling approximately $29.3 million as of December 31, 2005. On a pro forma basis, as of December 31, 2005, the combined consolidated cash, cash equivalents and marketable securities would have been approximately $60.0 million, after giving effect to the acquisition of A4, Allscripts’ public offering of 8.4 million shares of its common stock which generated $140.7 million in net proceeds, Allscripts’ repurchase of 1.25 million shares of its common stock from IDX for $21.1 million and after the agreed upon pre-closing A4 net cash payments of approximately $8.9 million.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The unaudited interim condensed consolidated financial statements of A4 as of September 30, 2005 and for the nine-month periods ended September 30, 2005 and 2004 and the audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are incorporated herein by reference to Exhibit 99.2 of Allscripts Healthcare Solutions, Inc.’s Current Report on Form 8-K filed on March 8, 2006.

(b)	Pro forma financial information

The pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and for the year ended December 31, 2004 with respect to the Merger is filed as Exhibit 99.3.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.*

Exhibit 23.2	Consent of Deloitte & Touche LLP.*

Exhibit 99.1	Agreement of Merger, dated as of January 18, 2006, by and among Allscripts Healthcare Solutions, Inc., Quattro Merger Sub Corp., A4 Health Systems, Inc. and John P. McConnell, in his capacity as Shareholder Representative (Incorporated by reference to Exhibit 99.1 of Allscripts Healthcare Solutions, Inc.’s Current Report on Form 8-K filed on January 23, 2006).**

Exhibit 99.2	A4’s historical unaudited consolidated financial statements as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004 and audited consolidated financial statements as of December 31, 2004 and 2003 and for the three years ended December 31, 2004 (Incorporated by reference to Exhibit 99.2 of Allscripts Healthcare Solutions, Inc.’s Current Report on Form 8-K filed on March 8, 2006).*

Exhibit 99.3	Unaudited pro forma condensed combined financial statements (filed herewith).

*	Previously filed with Allscripts Healthcare Solutions, Inc.’s Current Report on Form 8-K filed on March 8, 2006.
**	All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: April 14, 2006	By:	/s/ William J. Davis
William J. Davis Chief Financial Officer